                                                                   EXHIBIT 10.11

                          CROSSWORLDS SOFTWARE, INC.

                            SECURED LOAN AGREEMENT
                            ----------------------


     This Secured Loan Agreement (this "Agreement") is made as of November 15,
                                        ---------
1999 by and between CROSSWORLDS SOFTWARE, INC., a Delaware corporation (the

"Company"), and BARTON S. FOSTER and KATHERINE A. FOSTER (each individually, a
 -------
"Borrower" and collectively, "Borrowers").
 --------                     ---------


                                   BACKGROUND
                                   ----------

     Borrowers desire to borrow from the Company, and the Company desires to lend to Borrowers, an aggregate of $150,000 (the "Borrowed Amount"). The
                                                  ---------------
parties desire that such loan shall be secured pursuant to a Security Agreement of even date herewith (the "Security Agreement") by a third deed of trust on
                            ------------------
Borrowers' principal residence located at 829 Crescent Avenue, San Mateo, CA 94401 ("Principal Residence") on the terms and conditions contained herein and in the Security Agreement (the "Third Deed of Trust").
                                -------------------

                                   AGREEMENT
                                   ---------

     In consideration of the foregoing, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

     1.  Agreement to Lend.  Subject to the terms and conditions contained in
         -----------------
this Agreement and upon execution of this Agreement, the Company agrees to issue to Borrowers or for Borrowers' account, at the Company's option, a check or other readily available funds in the Borrowed Amount (the "Loan") upon the date
                                                           ----
of this Agreement.

     2.  Promissory Note.  In consideration of the Company's delivery of the
         ---------------
Borrowed Amount, Borrowers will execute a secured promissory note in the form attached hereto as Exhibit A (the "Note"), in the principal amount of such
                   ---------       ----
Borrowed Amount and bearing interest at a rate of 5.49% per annum, compounded semiannually.

     3.  Repayment of Loan.  Borrowers jointly and severally agree to repay in
         -----------------
full the principal amount of the Loan on the terms and conditions specified in the Note.

     4.  Borrower Covenants.  Borrowers hereby covenant and agree for the
         ------------------
duration of this Agreement, the Loan and the Note to indemnify and hold the Company harmless against any and all expenses (including attorneys' fees) and all other costs, expenses and obligations arising from any liability related to the Principal Residence.

     5.  Security Agreement.  Borrowers will additionally execute the Security
         ------------------
Agreement in the form attached hereto as Exhibit B as security for Borrowers'
                                         ---------
obligation to
repay the Borrowed Amount, and will deliver, or cause to be delivered, until the termination of this Agreement, the Security Agreement and the Note, together with such other documents of assignment and other documents as may be reasonably requested by the Company. Borrowers shall also deliver, or cause to be delivered, to the Company the Third Deed of Trust, each executed by Borrowers, to be recorded by the Company (if it so elects) with the official records of the county in which the Principal Residence is located in accordance with the terms of the Security Agreement.

     6.   No Employment Rights.  Nothing in this Agreement or the Note is
          --------------------
intended or shall be construed to confer upon either Borrower any right to employment or continued employment with the Company, or shall alter in any way the nature of either Borrower's employment with the Company.

     7.   Miscellaneous.
          -------------

          (a) Successors and Assigns.  The terms and conditions of this
              ----------------------
Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. This Agreement may not be assigned by Borrowers without the prior written consent of the Company. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

          (b) Governing Law.  This Agreement and all acts and transactions
              -------------
pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to the principles of conflicts of law of such state.

          (c) Severability.  If one or more provisions of this Agreement are
              ------------
held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

          (d) Advice of Legal Counsel.  Each party acknowledges and represents
              -----------------------
that, in executing this Agreement, it has had the opportunity to seek advice as to its legal rights from legal counsel and that the person signing on its behalf has read and understood all of the terms and provisions of this Agreement. This Agreement shall not be construed against any party by reason of the drafting or preparation thereof.

          (e) Counterparts.  This Agreement may be executed in counterparts,
              ------------
each of which shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

     The parties hereto have executed this Secured Loan Agreement as of the day and year first above written.


                              CROSSWORLDS SOFTWARE, INC.


                              By: /s/ Mark R. Kent
                                  _____________________________________
                              Name: Mark R. Kent
                                    ___________________________________
                              Title: SUP and CFO
                                     __________________________________

                              Address: 577 Airport Boulevard
                                         Suite 800
                                       Burlingame, CA 94010


                              /s/ Barton Foster
                              _________________________________________
                              BARTON FOSTER


                              /s/ Katherine Foster
                              _________________________________________
                              KATHERINE FOSTER

                              Address: 829 Crescent Avenue
                                       San Mateo, CA  94401

                                   EXHIBIT A

                            SECURED PROMISSORY NOTE
                            -----------------------

$150,000                                                       November 15, 1999
                                                          Burlingame, California

FOR VALUE RECEIVED, BARTON S. FOSTER and KATHERINE A. FOSTER (each, a "Borrower"
                                                                       --------
and collectively, "Borrowers") jointly and severally promise to pay to the order
                   ---------
of CROSSWORLDS SOFTWARE, INC. (the "Company"), at its principal offices at 577
                                    -------
Airport Boulevard, Suite 800, Burlingame, CA 94010, the principal sum of One Hundred and Fifty Thousand Dollars ($150,000),with interest from the date hereof at a rate of 5.49% per annum, compounded semiannually, on the unpaid balance of such principal sum, upon the terms and conditions specified below. Capitalized terms used but not otherwise defined herein shall have the meanings given to such terms in that certain Secured Loan Agreement, dated as of November 15, 1999, by and between the Company and the Borrowers (the "Loan Agreement").
                                                         --------------

     1.  Payment.  Borrowers jointly and severally promise to repay the
         -------
principal and interest balance of this Note within ten days following the earliest to occur of (A) the sale, conveyance, assignment, alienation or any other form of transfer of the Borrowers' principal residence located at 829 Crescent Avenue, San Mateo, CA 94401, (B) the sale, conveyance, assignment, alienation or any other form of transfer of any shares of the Company's Common Stock purchased by Borrower pursuant to the exercise of stock options issued by the Company (excluding transfers to family members or trusts that agree to be bound by the term of this note and the Loan Agreement), provided however that Borrowers' repayment obligation under this subsection (B) is limited to the proceeds or value realized by Borrowers on the sale, conveyance, assignment, alienation or other form of transfer of the Common Stock, (C) termination of Mr. Foster's employment with the Company, or (D) November 15, 2001.

         Any payment to be made on a date that is not a business day may be made on the next business day thereafter. The records of the Company shall be conclusive evidence of the unpaid principal balance hereof, and of all payments made in respect thereof, absent manifest error.

     2.  Application of Payments.  Each payment shall be made in lawful tender
         -----------------------
of the United States. Prepayment of principal may be made at any time without penalty. Borrowers agree that if payment becomes due as a result of termination of Mr. Foster's employment with the Company, the Company shall offset from Borrowers' salary, bonus, vacation pay or other amounts due to Borrowers from the Company, any amount due and payable by Borrowers. Borrowers further agree to execute the documentation prepared by the Company to effect any such offset.

     3.  Events of Acceleration.  The entire unpaid principal sum and accrued
         ----------------------
but unpaid interest of this Note shall become immediately due and payable upon one or more of the following events:

          A. the failure of Borrowers to make any payment of any amount due hereunder and the continuation of such default for a period of ten (10) days or more;

          B. the insolvency of either Borrower, the commission of any act of bankruptcy by a Borrower, the execution by a Borrower of a general assignment for the benefit of creditors, the filing by or against a Borrower of any petition in bankruptcy or any petition for relief under the provisions of the federal bankruptcy act or any other state or federal law for the relief of debtors and the continuation of such petition without dismissal for a period of thirty (30) days or more, the appointment of a receiver or trustee to take possession of any property or assets of a Borrower, or the attachment of or execution against any property or assets of a Borrower;

          C. the sale, transfer, mortgage, assignment, further encumbrance or lease, whether voluntarily or involuntarily or by operation of law or otherwise of the Principal Residence covered by the Third Deed of Trust, or any portion thereof or interest therein, without the prior written consent of the Company;

          D. the occurrence of any event of default under the Security Agreement or the Third Deed of Trust securing this Note or any obligation secured thereby; or

          E. Borrowers are unable to provide additional collateral if required by Section 2 of the Security Agreement.

     4.  Employment Requirement.  The benefits of the interest arrangement under
         ----------------------
this Note are not transferable by Borrowers and are conditioned on the future performance of substantial services by Mr. Foster. For purposes of applying the provisions of this Note, Mr. Foster shall be considered to provide substantial services to the Company for so long as he renders services as a full-time employee of the Company or one or more of its subsidiaries.

     5.  Security.   Payment of this Note shall be secured by the Third Deed of
         --------
Trust on the Principal Residence under the terms of the Security Agreement and is subject to all the provisions thereof. Borrowers, however, shall remain personally liable for payment of this Note, and all of the assets of Borrowers (including, but not limited to, shares of the Company's Common Stock), in addition to the collateral under the Third Deed of Trust may be applied to the satisfaction of Borrower's obligations hereunder. This Note is also subject to the terms of the Loan Agreement.

     6.  Collection.  If Borrowers fail to pay this Note as and when required
         ----------
hereunder, Borrowers promise to pay all costs and expenses (including reasonable attorney fees) incurred in connection with any proceedings to collect such amounts in default whether or not an action is instituted.

     7.  Waiver.  No previous waiver and no failure or delay by the Company in
         ------
acting with respect to the terms of this Note, the Third Deed of Trust or the Loan Agreement shall constitute a waiver of any breach, default, or failure of condition under this Note, the Third Deed of Trust, the Loan Agreement or the obligations secured thereby. A waiver of any term of this Note, the Third Deed of Trust, the Loan Agreement or of any of the obligations secured thereby must be made in writing and shall be limited to the express terms of such waiver. BORROWERS WAIVE PRESENTMENT; DEMAND; NOTICE OF DISHONOR; NOTICE OF DEFAULT OR DELINQUENCY; NOTICE OF ACCELERATION; NOTICE OF PROTEST AND NONPAYMENT; NOTICE OF COSTS, EXPENSES OR LOSSES AND INTEREST THEREON; NOTICE OF INTEREST ON INTEREST; AND DILIGENCE IN TAKING ANY ACTION TO COLLECT ANY SUMS OWING UNDER THIS NOTE OR IN PROCEEDING AGAINST ANY OF THE RIGHTS OR INTERESTS IN OR TO PROPERTIES SECURING PAYMENT OF THIS NOTE.

     9.  Conflicting Agreements.  In the event of any inconsistencies between
         ----------------------
the terms of this Note and the terms of any other document related to the loan evidenced by the Note, the terms of this Note shall prevail.

     10.  Governing Law.  This Note shall be construed in accordance with the
          -------------
laws of the State of California, without giving effect to the principles of conflicts of law of such state.

                                    /s/ Barton Foster
                                    ___________________________________
                                    Borrower:  Barton Foster

                                    /s/ Katherine Foster
                                    ___________________________________
                                    Borrower:  Katherine Foster

                                    Address: 829 Crescent Avenue
                                             San Mateo, CA  94401

                                   EXHIBIT B
                                   ---------

                               SECURITY AGREEMENT
                               ------------------


     This Security Agreement (this "Agreement") is made as of November 15, 1999
                                    ---------
by and between CROSSWORLDS SOFTWARE, INC., a California corporation (the

"Company"), and BARTON S. FOSTER and KATHERINE A. FOSTER (each individually, a
 -------
"Borrower" and collectively, "Borrowers").
 --------                     ---------

                                    RECITALS
                                    --------

     The Company has loaned or will loan to Borrowers, and Borrowers have borrowed or will borrow from the Company, an aggregate of $150,000 (the

"Borrowed Amount"), which loan is or shall be evidenced by a promissory note
 ---------------
(the "Note") and is to be secured by a third deed of trust on Borrowers'
      ----
principal residence (the "Third Deed of Trust").  The form of Note and the
                          -------------------
obligations thereunder are as set forth in Exhibit A to the Secured Loan
                                           ---------
Agreement between the Company and Borrowers, dated the date hereof (the "Loan
                                                                         ----
Agreement").
---------

                                   AGREEMENT
                                   ---------

     In consideration of the foregoing, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties to this Agreement agree as follows (all capitalized terms used herein but not otherwise defined shall have the meaning assigned to such terms in the Loan Agreement):

     1.   Deed of Trust.
          -------------

          (a) In consideration of the Loan to Borrowers under the Loan Agreement, and to secure the Borrowed Amount, Borrowers are delivering herewith the Third Deed of Trust in form and substance approved by the Company and duly executed by Borrowers and properly notarized. The Company may, if the Company so elects, but without obligation to do so, at any time record the Third Deed of Trust against Borrowers' principal residence, located at 829 Crescent Avenue, San Mateo, CA 94401 (the "Principal Residence"), in the official records of the
                          -------------------
county in which the Principal Residence is located. Within five (5) days after written demand, Borrowers shall furnish written evidence reasonably satisfactory to the Company that (i) Borrowers hold good and marketable title to the Principal Residence; (ii) there is no loan, deed of trust, mortgage or encumbrance against the Principal Residence other than the first and second deeds of trust held by Chase Manhattan Bank in the principal amounts of $620,000 and $75,000, respectively, (the "First and Second Deeds of Trust"); and (iii) Borrowers are not in default under such First and Second Deeds of Trust or related loan documents. Upon the sale, conveyance, assignment, alienation, encumbrance or any other form of transfer of the Principal Residence, the Note shall be immediately due and payable in full.

     2.   Borrowers' Representations, Warranties and Covenants.  To induce the
          ----------------------------------------------------
Company to enter into this Agreement, Borrowers represent, warrant and covenant to the Company, its successors and assigns, as follows:

          (a) Borrowers will jointly and severally pay the principal sum of the Note secured hereby, together with interest thereon, and perform all other obligations required of the Borrowers under the Loan Agreement at the time and in the manner provided therein.

          (b) Borrowers have good and marketable title to the Principal Residence free and clear of all security interests, liens, encumbrances and rights of others other than the First and Second Deeds of Trust constituting first and second liens against the Principal Residence and the Third Deed of Trust. When duly executed, delivered and recorded in the official land records of the county in which the Principal Residence is located, the Third Deed of Trust will constitute a valid, perfected security interest in the Principal Residence, prior to all monetary liens or encumbrances other than the First and Second Deeds of Trust.

          (c) The consent of no other party or entity is required to grant the security interest in the Principal Residence (the "Existing Property") as
                                                   -----------------
provided for in this Agreement. The creation of the security interest referenced herein, and performance of the obligations of Borrowers hereunder, will not violate or cause a conflict with any other agreement to which Borrowers are parties, or to which the Principal Residence is subject. Borrowers will perform all obligations of Borrowers in connection with the First and Second Deeds of Trust (and related documents), and a default thereunder will constitute a default hereunder.

          (d) Other than the First and Second Deeds of Trust and the Third Deed of Trust, there are no security interests or liens on the Existing Property that could be perfected or obtained by filing a financing statement or notice with any state filing office.

          (e) There are no actions, proceedings, claims or disputes pending or, to Borrowers' knowledge, threatened against or affecting Borrowers or the Existing Property except as disclosed to the Company in writing prior to the date of this Agreement.

          (f) Borrowers shall not sell, convey, assign, alienate, further encumber or otherwise transfer the Principal Residence, or enter into any contract or other agreement to sell, convey, assign, alienate, encumber or otherwise transfer the Principal Residence or any interest therein without the prior written consent of the Company.

     3.   Default.  Borrowers shall be deemed to be in default of the Note and
          -------
of this Agreement in the event:

          (a) Payment of principal or interest on the Note shall be delinquent for a period of 10 days or more; or

          (b) Borrowers fail to perform any of the covenants contained in the Loan Agreement (including exhibits thereto) for a period of 10 days after written notice thereof from the Company; or

          (c) Borrowers' representations and warranties to the Company contained in this Agreement or the Third Deed of Trust were untrue or incorrect as of the date of funding of the Loan Agreement; or

          (d) Any default under the First and Second Deeds of Trust.

     4.   Remedies in the Event of Default.  In the case of an event of
          --------------------------------
default, as set forth above, the Company shall have the right to accelerate payment of the Note upon notice to Borrowers, and shall thereafter be entitled to pursue any or all of its remedies under applicable law, including, without limitation, (a) offsetting from Borrowers' salary, bonuses, vacation pay or other amounts due to Borrowers from the Company, any amount due and payable by Borrowers under the Note, and/or (b) proceeding against the Principal Residence under the Third Deed of Trust.

     5.   Insolvency.  Borrowers agree that if a bankruptcy or insolvency
          ----------
proceeding is instituted by or against either Borrower, or if a receiver is appointed for the property of either Borrower, or if either Borrower makes an assignment for the benefit of creditors, the entire amount unpaid on the Note shall become immediately due and payable, and the Company may proceed as provided in the case of default.

     6.   Miscellaneous.
          -------------

          (a) Successors and Assigns.  The terms and conditions of this
              ----------------------
Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

          (b) Governing Law.  This Agreement and all acts and transactions
              -------------
pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.

          (c) Notices.  Any notice required or permitted by this Agreement shall
              -------
be in writing and shall be deemed sufficient upon receipt, when delivered personally or by a nationally-recognized delivery service (such as Federal Express or UPS) or confirmed facsimile, or forty-eight (48) hours after being deposited in the U.S. mail as certified or registered mail with postage prepaid, if such notice is addressed to the party to be notified at such party's address or facsimile number as set forth below, or as subsequently modified by written notice.

          (d) Severability.  If one or more provisions of this Agreement are
              ------------
held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and
(iii) the balance of the Agreement shall be enforceable in accordance with its terms.

          (e) Advice of Legal Counsel.  Each party acknowledges and represents
              -----------------------
that, in executing this Agreement, it has had the opportunity to seek advice as to its legal rights from legal counsel and that the person signing on its behalf has read and understood all of the terms and provisions of this Agreement. This Agreement shall not be construed against any party by reason of the drafting or preparation thereof.

     The parties hereto have executed this Security Agreement as of the day and year first above written.


                              BARTON S. FOSTER
                              /s/ Barton Foster
                              _________________________________________
                                  (Signature)


                              KATHERINE A. FOSTER
                              /s/ Katherine Foster
                              _________________________________________
                                  (Signature)


                              Address:  829 Crescent Avenue
                                     Burlingame, CA  94401


                              CROSSWORLDS SOFTWARE, INC.


                              By: /s/ Mark R. Kent
                                  _____________________________________
                              Title: SVP and CFO
                                     ----------------------------------

                      ADDENDUM TO SECURED PROMISSORY NOTE

     The following shall constitute an Addendum to the Secured Promissory Note executed by Barton S. Foster and Katherine A. Foster (collectively, "Borrowers") on November 15, 1999.

                                    RECITALS

     A. On November 15, 1999, Borrowers executed a Secured Promissory Note in the amount of $150,000.00 payable to the order of CrossWorlds Software, Inc. (the "Company"), a copy of which is attached as Exhibit A to this Addendum (the
                                                ---------
"Note").

     B. On January 27, 2000, the Board of the Directors of the Company approved the amendment of certain terms of the Note pertaining to forgiveness of principal and accrued over the course of Barton Foster's continued employment with the Company. In connection with this amendment and in accordance with applicable tax law, the interest rate on the Note shall increase to 5.88%, compounded annually. All other provisions of the Note that are not modified by this Addendum remain in full force and effect.

     NOW, THEREFORE, pursuant to the terms of the Note, and in consideration of the mutual promises, covenants and conditions hereinafter set forth, the parties hereto mutually agree as follows:

     1. Subsection 1 of the Note is hereby amended such that Section 1 now provides in its entirety as follows:

     "Payment.  Borrowers jointly and severally promise to repay the principal
      -------
and interest balance of this Note within ten days following the earliest to occur of (A) the sale, conveyance, assignment, alienation or any other form of transfer of the Borrowers' principal residence located at 829 Crescent Avenue, San Mateo, CA 94401, (B) the sale, conveyance, assignment, alienation or any other form of transfer of any shares of the Company's Common Stock purchased by Borrower pursuant to the exercise of stock options issued by the Company (excluding transfers to family members or trusts that agree to be bound by the term of this note and the Loan Agreement), provided however that Borrowers' repayment obligation under this subsection (B) is limited to the proceeds or value realized by Borrowers on the sale, conveyance, assignment, alienation or other form of transfer of the Common Stock, (C) termination of Mr. Foster's employment with the Company, or (D) November 15, 2001. So long as Mr. Foster remains an employee of the Company, the Company shall forgive the principal and accrued interest of this Note over the course of two (2) years, according to the following schedule: 1/24 of the principal and accrued interest on the first day of each month, commencing February 1, 2000. In the event of a Change of Control of the Company (as defined below) prior to February 1, 2002, the Company shall accelerate the forgiveness of the then remaining unpaid balance owing on this Note so that this Note is forgiven in full as of the effective date of the transaction. For purposes of this Note, a Change of Control shall mean a sale of all or substantially all of the Company's assets, or a merger, consolidation or other capital reorganization of the Company with or into another corporation, or any other transaction or series of related transactions in which the

Company's stockholders immediately prior thereto own less than 50% of the voting stock of the Company (or its successor or parent) immediately thereafter.

     Any payment to be made on a date that is not a business day may be made on the next business day thereafter. The records of the Company shall be conclusive evidence of the unpaid principal balance hereof, and of all payments made in respect thereof, absent manifest error."

     2.  Entire Agreement.  Section 1 of the Note is modified by the provisions
         ----------------
of this Addendum and the interest rate accruing on the Note is increased to 5.88%, compounded annually. Except as so modified, the Note shall remain in full force and effect. In the event of any conflict between this Addendum and the Note, this Addendum shall govern. This Addendum and the Note (together with the Secured Loan Agreement and Security Agreement executed by Borrowers in connection with the Note, both of which are part of Exhibit A attached hereto)
                                                    ---------
constitute the entire agreement between Borrowers and the Company regarding the subject matter hereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be duly executed as of the day and year written below.

                                    CROSSWORLDS SOFTWARE, INC.

                                    By: /s/ Alfred J. Amoroso
                                        _______________________________

                                    Title: Chief Executive Officer
                                           ____________________________

                                    Date: January 27, 2000
                                          _____________________________

                                    Barton S. Foster
                                    /s/ Barton Foster
                                    ___________________________________
                                    Borrower: Barton Foster

                                    Katherine A. Foster
                                    /s/ Katherine Foster
                                    _______________________________
                                    Borrower: Katherine Foster

                                    Date: January 27, 2000

                                   EXHIBIT A

                            SECURED PROMISSORY NOTE
                            -----------------------

$150,000                                                       November 15, 1999
                                                          Burlingame, California

FOR VALUE RECEIVED, BARTON S. FOSTER and KATHERINE A. FOSTER (each, a "Borrower"
                                                                       --------
and collectively, "Borrowers") jointly and severally promise to pay to the order
                   ---------
of CROSSWORLDS SOFTWARE, INC. (the "Company"), at its principal offices at 577
                                    -------
Airport Boulevard, Suite 800, Burlingame, CA 94010, the principal sum of One Hundred and Fifty Thousand Dollars ($150,000),with interest from the date hereof at a rate of 5.49% per annum, compounded semiannually, on the unpaid balance of such principal sum, upon the terms and conditions specified below. Capitalized terms used but not otherwise defined herein shall have the meanings given to such terms in that certain Secured Loan Agreement, dated as of November 15, 1999, by and between the Company and the Borrowers (the "Loan Agreement").
                                                         --------------

     1.  Payment.  Borrowers jointly and severally promise to repay the
         -------
principal and interest balance of this Note within ten days following the earliest to occur of (A) the sale, conveyance, assignment, alienation or any other form of transfer of the Borrowers' principal residence located at 829 Crescent Avenue, San Mateo, CA 94401, (B) the sale, conveyance, assignment, alienation or any other form of transfer of any shares of the Company's Common Stock purchased by Borrower pursuant to the exercise of stock options issued by the Company (excluding transfers to family members or trusts that agree to be bound by the term of this note and the Loan Agreement), provided however that Borrowers' repayment obligation under this subsection (B) is limited to the proceeds or value realized by Borrowers on the sale, conveyance, assignment, alienation or other form of transfer of the Common Stock, (C) termination of Mr. Foster's employment with the Company, or (D) November 15, 2001.

         Any payment to be made on a date that is not a business day may be made on the next business day thereafter. The records of the Company shall be conclusive evidence of the unpaid principal balance hereof, and of all payments made in respect thereof, absent manifest error.

     2.  Application of Payments.  Each payment shall be made in lawful tender
         -----------------------
of the United States. Prepayment of principal may be made at any time without penalty. Borrowers agree that if payment becomes due as a result of termination of Mr. Foster's employment with the Company, the Company shall offset from Borrowers' salary, bonus, vacation pay or other amounts due to Borrowers from the Company, any amount due and payable by Borrowers. Borrowers further agree to execute the documentation prepared by the Company to effect any such offset.

     3.  Events of Acceleration.  The entire unpaid principal sum and accrued
         ----------------------
but unpaid interest of this Note shall become immediately due and payable upon one or more of the following events:

          A. the failure of Borrowers to make any payment of any amount due hereunder and the continuation of such default for a period of ten (10) days or more;

          B. the insolvency of either Borrower, the commission of any act of bankruptcy by a Borrower, the execution by a Borrower of a general assignment for the benefit of creditors, the filing by or against a Borrower of any petition in bankruptcy or any petition for relief under the provisions of the federal bankruptcy act or any other state or federal law for the relief of debtors and the continuation of such petition without dismissal for a period of thirty (30) days or more, the appointment of a receiver or trustee to take possession of any property or assets of a Borrower, or the attachment of or execution against any property or assets of a Borrower;

          C. the sale, transfer, mortgage, assignment, further encumbrance or lease, whether voluntarily or involuntarily or by operation of law or otherwise of the Principal Residence covered by the Third Deed of Trust, or any portion thereof or interest therein, without the prior written consent of the Company;

          D. the occurrence of any event of default under the Security Agreement or the Third Deed of Trust securing this Note or any obligation secured thereby; or

          E. Borrowers are unable to provide additional collateral if required by Section 2 of the Security Agreement.

     4.  Employment Requirement.  The benefits of the interest arrangement under
         ----------------------
this Note are not transferable by Borrowers and are conditioned on the future performance of substantial services by Mr. Foster. For purposes of applying the provisions of this Note, Mr. Foster shall be considered to provide substantial services to the Company for so long as he renders services as a full-time employee of the Company or one or more of its subsidiaries.

     5.  Security.   Payment of this Note shall be secured by the Third Deed of
         --------
Trust on the Principal Residence under the terms of the Security Agreement and is subject to all the provisions thereof. Borrowers, however, shall remain personally liable for payment of this Note, and all of the assets of Borrowers (including, but not limited to, shares of the Company's Common Stock), in addition to the collateral under the Third Deed of Trust may be applied to the satisfaction of Borrower's obligations hereunder. This Note is also subject to the terms of the Loan Agreement.

     6.  Collection.  If Borrowers fail to pay this Note as and when required
         ----------
hereunder, Borrowers promise to pay all costs and expenses (including reasonable attorney fees) incurred in connection with any proceedings to collect such amounts in default whether or not an action is instituted.

     7.  Waiver.  No previous waiver and no failure or delay by the Company in
         ------
acting with respect to the terms of this Note, the Third Deed of Trust or the Loan Agreement shall constitute a waiver of any breach, default, or failure of condition under this Note, the Third Deed of Trust, the Loan Agreement or the obligations secured thereby. A waiver of any term of this Note, the Third Deed of Trust, the Loan Agreement or of any of the obligations secured thereby must be made in writing and shall be limited to the express terms of such waiver. BORROWERS WAIVE PRESENTMENT; DEMAND; NOTICE OF DISHONOR; NOTICE OF DEFAULT OR DELINQUENCY; NOTICE OF ACCELERATION; NOTICE OF PROTEST AND NONPAYMENT; NOTICE OF COSTS, EXPENSES OR LOSSES AND INTEREST THEREON; NOTICE OF INTEREST ON INTEREST; AND DILIGENCE IN TAKING ANY ACTION TO COLLECT ANY SUMS OWING UNDER THIS NOTE OR IN PROCEEDING AGAINST ANY OF THE RIGHTS OR INTERESTS IN OR TO PROPERTIES SECURING PAYMENT OF THIS NOTE.

     9.  Conflicting Agreements.  In the event of any inconsistencies between
         ----------------------
the terms of this Note and the terms of any other document related to the loan evidenced by the Note, the terms of this Note shall prevail.

     10.  Governing Law.  This Note shall be construed in accordance with the
          -------------
laws of the State of California, without giving effect to the principles of conflicts of law of such state.

                                    /s/ Barton Foster
                                    ___________________________________
                                    Borrower:  Barton Foster

                                    /s/ Katherine Foster
                                    ___________________________________
                                    Borrower:  Katherine Foster

                                    Address: 829 Crescent Avenue
                                             San Mateo, CA  94401